UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

_________________________

Date of Report (Date of earliest event reported): February 22, 2008

First National Community Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	333-24121	23-2900790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

102 E. Drinker St., Dunmore, PA	18512
(Address of principal executive offices)	(Zip Code)

(570) 346-7667

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers

On February 22, 2008, John R. Thomas, notified the Registrant that he will retire from the Boards of Directors of the Registrant and its wholly-owned subsidiary, First National Community Bank, effective February 27, 2008.

On February 27, 2008, the Registrant’s Board of Directors appointed Louis A. DeNaples, Jr. to the Boards of Directors of the Registrant and its wholly-owned subsidiary, First National Community Bank, effective immediately. Mr. DeNaples shall serve as a Class B director until the 2009 Annual Meeting of Shareholders, and until his successor is elected and qualified. Mr. DeNaples shall serve on the Audit Committee and the Stock Option Administration Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

First National Community Bancorp, Inc.
(Registrant)

Dated: February 27, 2008	/s/ William S. Lance
William S. Lance
Treasurer and
Principal Financial Officer